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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) January 29, 1999
                                                                 ---------------



                           REPUBLIC BANCSHARES, INC.
                           -------------------------
             (Exact Name of registrant as specified in its charter)


           Florida                     0-27652                 59-1463900
       ---------------               ------------            ----------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           identification No.)

                             111 Second Avenue N.E.
                            St. Petersburg, Fl 33701
                            ------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (727) 823-7300

       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

    On January 29, 1999, the Company announced that it had hired an investment banker to assist the Board of Directors in evaluating strategic alternatives. Statements in this release may constitute forward-looking statements that are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. Forward-looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to economic, competitive and other factors affecting the Company and its operations. The content of the report is comprised of the press release text relating to this matter included in this filing as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    EXHIBITS

    99.  Press release dated January 29, 1999.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REPUBLIC BANCSHARES, INC.
                                     ---------------------------
                                            (Registrant)


Date: January 29, 1999               By:  /s/ William R. Falzone
      ----------------                   -----------------------
                                                 Treasurer
                                         -----------------------